February/March 2017 2016 Earnings Review & Business Outlook

Management Representatives Vectren |IR Presentation | February 2017 2 Dave Parker Director, Investor Relations Carl Chapman Chairman, President & CEO Susan Hardwick Exec. Vice President & CFO

Forward-Looking Statements All statements other than statements of historical fact are forward-looking statements made in good faith by the company and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements are based on management’s beliefs, as well as assumptions made by and information currently available to management and include such words as “believe”, “anticipate”, ”endeavor”, “estimate”, “expect”, “objective”, “projection”, “forecast”, “goal”, “likely”, and similar expressions intended to identify forward-looking statements. Vectren cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond Vectren’s ability to control or estimate precisely and actual results could differ materially from those contained in this document. Forward-looking statements speak only as of the date on which our statement is made, and we assume no duty to update them. More detailed information about these factors is set forth in Vectren’s filings with the Securities and Exchange Commission, including Vectren’s 2016 annual report on Form 10-K filed on February 23, 2017. Vectren also uses non-GAAP measures to describe its financial results. More information can be found in the Appendix related to the use of such measures. Dave Parker – Director, Investor Relations d.parker@vectren.com 812-491-4135 Vectren |IR Presentation | February 2017 3

2016 Review & Long-Term Outlook 1.2M Utility Customers Vectren Energy Delivery of Indiana– North (Gas) Vectren Energy Delivery of Indiana– South (Gas & Electric) Vectren Energy Delivery of Ohio (Gas)

Consolidated 2016 Results 5 Vectren |IR Presentation | February 2017 Consistent Earnings Growth Continues In millions, except per share amounts 2016 2015 2016 2015 Utility Group 51.3$ 46.6$ 173.6$ 160.9$ Nonutility Group Infrastructure Services (VISCO) 15.1 10.1 25.0 29.7 Energy Services (VESCO) 3.8 7.7 12.5 7.3 Other Businesses (0.2) 0.3 (0.6) (0.7) Nonutility Group 18.7 18.1 36.9 36.3 Corporate and Other (0.4) 0.5 1.1 0.1 Earnings 69.6$ 65.2$ 211.6$ 197.3$ Utility Group 0.62$ 0.56$ 2.10$ 1.95$ Nonutility Group 0.23 0.22 0.44 0.44 Corporate and Other (0.01) 0.01 0.01 - EPS 0.84$ 0.79$ 2.55$ 2.39$ Weighted Avg Shares Outstanding - Basic 82.9 82.7 82.8 82.7 Ended Dec 31 Ended Dec 31 3 Months 12 Months

2016 Highlights  Vectren consolidated 2016 EPS of $2.55 • Utility EPS of $2.10, up 7.7% compared to 2015 • Favorable weather impacted EPS $0.02 vs. normal  Strong utility earnings growth driven by gas infrastructure investment programs and margin growth from large customers  Utility earned overall allowed ROE for the 5th year in a row  Filed Integrated Resource Plan (IRP) in December 2016  Record year of earnings for VESCO and VISCO Distribution  Dividend increased 5% in Nov. 2016 to $1.68/sh., annualized • 57 consecutive years of dividend increases $2.39 $0.15 Flat $0.01 $2.55 2015 Actual Utility Corp & Other Nonutility 2016 Actual Vectren Consolidated EPS Vectren Utility EPS Another Year of Consistent Earnings Growth; 2016 EPS Up 6.7% $1.95 $2.10 $0.13 $0.02 Weather 2015 Actual 2016 Actual Infrastr. Investment Vectren |IR Presentation | February 2017 6

Delivering Strong Results by Executing on our Strategies Achievements over the past 5 years…  VVC EPS CAGR of 8% while maintaining financial discipline – steadily improving ROE that is higher than most peers  Extended record of growing dividends to 57 years • Accelerated dividend growth – 5.3% average annualized increase last 3 years  Maintained strong balance sheet; S&P steady at A-, Moody’s up one notch to A2 (’14)  Reduced nonutility risk by exiting volatile commodity-based businesses (‘11-’14) $1.73 $1.94 $2.12 $2.28 $2.39 $2.55 9.8% 10.6% 11.3% 11.9% 12.0% 12.3% 2011 2012 2013* 2014* 2015 2016 * Excludes ProLiance in 2013 & Coal Mining in 2014 - years of disposition Vectren EPS and Earned ROE 5 Year EPS CAGR of 8% 110% 102% 98% 71% 64% Vectren VVC Peers S&P 500 Dow Utilities S&P 500 Utilities 5-Yr Total Return Comparison As of 12/31/16 5-Year Total Shareholder Return CAGR of 16% Exceeds 9-11% Target Vectren |IR Presentation | February 2017 7 VVC 5 Year CAGR of 16%

Disciplined Utility Growth Key To Vectren’s Success  Management has demonstrated we can successfully manage significant growth • Utility CapEx needs have doubled to over $500M/yr.; driven by gas infrastructure investments • IN & OH legislative and regulatory solutions allow for a high % of current CapEx recovery • Remain highly focused on customer bill impacts  CapEx substantially funded by cash flow from operations; credit metrics remain solid  Culture of performance management and effective strategic sourcing is now embedded and led to controllable O&M CAGR of <1%  Earned overall allowed ROE for 5 straight years $248 $263 $351 $399 $504 10.1% 10.0% 10.2% 10.7% 11.0% 2012 2013 2014 2015 2016 Utility CapEx & Earned ROE Regulatory Execution, Effective Capital Deployment, and Continuous Operational Improvement Fueled Successful Growth Achievements over the past 5 years… Vectren |IR Presentation | February 2017 8 $1.50 $1.68 $1.72 $1.80 $1.95 $2.10 2011 2012 2013 2014 2015 2016 Utility EPS 5 Year CAGR of 7% $ in millions

Long-Term Targets New Previous Consolidated EPS growth 6-8% 5-7% Dividend growth 6-8% 5-7% Consolidated payout ratio 60-65% 60% Utility EPS growth 5-7% 4-6% Vectren’s Long-Term Outlook Improves Vectren |IR Presentation | February 2017 9 Raising EPS and Dividend Growth Targets to 6-8% to Reflect Long-Term Utility Capital Investment Plan Note: Long-term EPS growth of approx. $0.06-0.10/yr. for Nonutility • $0.02-$0.03 EPS growth/yr. VESCO • $0.04-$0.07 EPS growth/yr. VISCO

$1.73 $2.55 $2.60 $1.70 $2.20 $2.70 $3.20 $3.70 2011 2016 2017E Future EPS Key drivers of long-term EPS growth expectations of 6-8%: Gas utility infrastructure investments continue to grow earnings 2017 begins ramp up of electric modernization investments; generation investments to come Steady VISCO Distribution growth continues; Transmission recovery post-2017 VESCO growth focused on energy efficiency/security and renewables/clean energy Continue to control costs through performance management and strategic sourcing Vectren’s Long-Term Outlook Improves (cont.) Vectren |IR Presentation | February 2017 10 Long Cycle of Infrastructure Spend in the U.S. will Drive Growth Across All of Vectren’s Businesses VVC Actual and Expected EPS Growth Long-Term EPS CAGR: 6-8% 2011-2026 CAGR: 6-8% 2011-2017E CAGR: 7%

Increased Utility CapEx Drives Earnings Vectren |IR Presentation | February 2017 11 Accelerated Rate Base Growth Enhances Long- and Short-Term EPS Performance $0 $2,000 $4,000 $6,000 $8,000 2011 2016 2021E 2026E Utility Shared Electric Gas 2021-’26 CAGR: ~7.5% (Gas & Electric) $ in millions 2016-’21 CAGR: ~6.5% (Mostly Gas) 2011-’16 CAGR: ~5% (Mostly Gas) Overall 10-Yr CAGR: ~7% Gas: ~8% Electric: ~5.5% Growth targets supporting Vectren’s 6-8% EPS CAGR: Robust utility growth of 5-7% including equity issuances to help finance planned capital investment • Forecasting a rate base CAGR of ~7% the next 10 years EPS growth expectation of $0.06-0.10/yr. for Nonutility • $0.04-0.07/yr. for VISCO and $0.02-0.03/yr. for VESCO Rate Base Growth Accelerates* * Reflects electric infrastructure plan just filed and IRP filing currently under review

2017 EPS Guidance 2016 Actual Utility $2.10 - $2.15 $2.10 Nonutility/Corp $0.45 - $0.50 $0.45 Consolidated $2.55 - $2.65 $2.55 2017 Guidance Vectren |IR Presentation | February 2017 12 Initiating 2017 Consolidated EPS Guidance of $2.55 - $2.65

$2.20 $2.30 $2.40 $2.50 $2.60 $2.70 179D Key Drivers of 2017 Guidance Vectren |IR Presentation | February 2017 13 2017 guidance mid-point reflects 3% growth off of 2016 weather- normalized EPS of $2.53, even with lower SABIC margin As planned, Electric EPS to decline by ~$0.14 due to lower customer margin related to SABIC; also, electric modernization recovery won’t begin in 2017 Gas utility infrastructure investments continue to grow earnings VESCO revenue growth of ~15% expected; earnings to decline due to end of 179D tax benefit and normalized margins VISCO Distribution poised for strong revenue and earnings growth VISCO Transmission should have much improved 2017 results due to large project Initiating 2017 Consolidated EPS Guidance of $2.55 - $2.65 Vectren 2017E EPS $2.55 $2.60 ($0.14) ($0.02) $0.12 $0.06 $0.08 ($0.05) 2016 Actual Weather Utility Gas Inv. SABIC Utility Lrg. Cust. Margin Nonutility, excl. 179D; Corp/Other 2017E Midpoint

Utility Long- Term Outlook

Transforming Our Utility… Diversify generation portfolio (IRP-driven) Improve system optionality/efficiencies Reduce carbon emissions by almost 60% by 2024 (base year 2005) Generation Diversification Further improve safety & reliability Reduce frequency & duration of outages Enhance customer experience including AMI Grid Modernization Continue to execute gas infrastructure upgrade and replacement plans Further improve safety & reliability Gas Infrastructure …for a Smart Energy Future Vectren |IR Presentation | February 2017 15

Vectren |IR Presentation | February 2017 16 Higher Expected Utility EPS CAGR of 5-7% Driven by 10-Year Investment Plans for Gas & Electric Businesses of $6.5 Billion Generation Diversification: ~$1.2 billion of CapEx (‘17-’26), ~$0.8 billion in ‘22-’26 Gas Infrastructure: ~$3.9 billion of CapEx (‘17-’26) Electric Grid Modernization: ~$1.1 billion of CapEx (’17-’26) Smart Energy Future – 10-Year CapEx Plan Overview $ in millions 5-Yr Total 10-Yr Total U ility Cap Ex 2016A 2017E 2018E 2019E 2020E 2021E 2017E-2021E 2017E-2026E Gas Utilities 359$ 395$ 365$ 370$ 355$ 400$ 1,885$ 3,850$ El ctric Ut lity 106 125 140 155 170 310 900 2,300 Utility Shared Assets & Other 39 50 35 30 25 50 190 400 Utility Consolidated 504$ 570$ 540$ 555$ 550$ 760$ 2,975$ 6,550$ CapEx Recovered via Mechanisms/Deferral 75% 75% Summary of Electric Investments (incl. in table above) Electric Grid Modernization 520$ 1,100$ Generation Diversification 380 1,200 Subtotal 900$ 2,300$ Forecast Laying Out 10-Year Utility CapEx Plan for First Time; Aligns with Extended Regulatory & Strategic Planning Horizon

Gas Infrastructure



~$3.9 Billion in Investment for Continued Gas Infrastructure Investment

- Continue to execute on approved gas infrastructure plans, including:
  - Ohio 5-year gas infrastructure plan approved in Feb. 2014 - $200 million capital investment
  - Indiana 7-year gas infrastructure plan approved in Aug. 2014 - $950 million capital investment
- Driven by existing or pending pipeline safety regulations and existing transmission and distribution integrity management program requirements





How our Customers benefit

Continued reliability and safety

Since 2013, we have invested approx. $325 million to replace 500 miles of aging Bare Steel and Cast Iron (BSCI) pipeline infrastructure throughout our service territories in Indiana and Ohio.

How the Community benefits from Indiana 7-Year Infrastructure Plan

Supports approx. 1,875 jobs annually

Results in an economic ripple effect that will lead to $700 million in additional spending over the 7-year period

Generates approx. $50 million in increased state and local government tax revenue effects through 2020

17 Vectren |IR Presentation | February 2017

Electric Grid Modernization



Aging Infrastructure Requires ~$1.1 Billion of Investment to Maintain Safe and Reliable Service and Enhance Grid

- 7-year investment of more than $500 million
  - Plan to be filed with IN Commission Feb. 23rd
- Plan consists of 800+ projects aimed at enhancing the safety and reliability of our electric system and modernizing our electric grid
- Reliability programs represent over 80% of total 7-year capital investment
  - $55 million - Transmission Line Rebuilds
    Reduces risk of emergency repair or replacement that could lead to unplanned outages
  - $70 million - Substation Transformer Replacements
    Reduces risk associated with unplanned outages and enhances customers safety
  - $40 million - Pole Inspections & Replacements
    Improves the overall electric system performance and strengthens it against storm damage

How our Customers benefit

- Continued reliability and safety
- Shorter power outages
- More control over energy use
- Fewer estimated customer bills
- Faster response when turning electric service on and off

How the Community benefits

- Supports approximately 1,000 jobs annually
- Results in an economic impact of $640 million over the 7-year period
- Generates approx. $20 million in state and local government tax revenue effects through 2023

18 Vectren |IR Presentation | February 2017

Vectren |IR Presentation | February 2017 19 50% reduction in carbon emissions by 2024 from 2012 levels and 60% reduction in carbon emissions from 2005 Renewables and ongoing Energy Efficiency account for approximately ~15% of total energy by 2026 Diversification provides flexibility to adapt to changes in customer needs and technology IRP Preferred Plan is currently under review by the IN Commission Generation Diversification Integrated Resource Plan Benefits All Stakeholders How our Customers benefit Add 54MW of solar generation by 2019 Add ~900MW combined cycle gas plant to portfolio by 2024 Continue energy efficiency / demand response initiatives 2015 Generation Mix (MWhs) Energy Efficiency, Renewables, Other 10% Coal Base Load 90% 2026 Generation Mix (MWhs) Energy Efficiency, Renewables, Other 15% Coal Base Load 30% Natural Gas 55%

Financing Utility Investment

Financing Goals Remain Unchanged: Strong Balance Sheet & Cap Structures, No Incremental Utility Parent Leverage

- Long history of high investment-grade credit ratings will continue
  - Current S&P rating of A- (VVC), Moody's rating of A2 (VUHI); Both stable
- Utility funds ~85-90% of Vectren's dividend; Continue to target utility payout of 70%
- Appropriate mix of long-term debt and equity as needed
  - Significant cash flow from operations and enhanced by use of timely recovery through regulatory mechanisms
  - Nonutility cash flow also to be utilized as available to fund CapEx plan at utility
  - Appropriate mix of financing to be employed to maintain adequate regulatory capital structure and maintain solid credit metrics
  - Expectations for the next 5 years:
    - Cash from operations of $2.0-2.5B
    - Incremental utility long-term debt of ~$800M
    - Transfer of available cash flow from nonutility of $100-200M
    - 6-8% EPS growth target fully considers likely equity needs as generation investment begins to accelerate
      - Evaluation of timing and possible use of equity forwards for any needed equity financing is ongoing
  - Tax reform could impact timing and size of financing needs

20 Vectren |IR Presentation | February 2017

Corporate Tax Reform Vectren |IR Presentation | February 2017 21 Assuming loss of interest deductibility, full expensing of CapEx, and a 20% corporate tax rate: Expect that utility rates will be reset to reflect any reduction in tax expense • Any favorable nonutility impact likely reflected in competitive bidding activity going forward Revaluation of existing deferred taxes would occur at effective date of new tax rate • Utility impacts reflected as amounts due to customer • Nonutility impacts would be favorable at implementation Very little parent co. debt limits recurring exposure to loss of interest deductibility Loss of AMT credit carryforward would be expected at effective date of the new tax rate, partially offset by revaluation of existing nonutility deferred taxes Cash flow benefits from full CapEx expensing when investment ramps up later in the 10-yr forecast period No impact to long-term growth targets expected Proposed Tax Reform Not Expected to Materially Impact Long-Term Outlook

Anticipated Near-Term Regulatory Activity

Limited Base Rate Activity Expected for Next Several Years

Key Observations:

- Recovery mechanisms allow for timely recovery of investments and costs requiring fewer base rate cases
- Rate cases to be filed as required by mechanisms/legislation and unlikely before
  - OH Gas base rate case to be filed 2018
  - IN Gas base rate case to be filed 2021
  - IN Electric base rate case to be filed 2024



Key Activities
IRP Filed w/ IN Commission December 2016
IN Commission Approved 5th Semi-Annual Gas Infrastructure Filing January 2017
7-Year ('17-'23) Electric Grid Modernization Plan Filed w/ IN Commission February 2017
4MW Universal Solar Plan Filed w/ IN Commission February 2017
IN Commission Staff Comments on IRP Due ~May 2017
IN Commission Order on 7-Year ('17-'23) Electric Grid Modernization Plan Due ~September 2017
Cert. of Public Need for New Generation to be Filed w/ IN Commission Q4 2017
File Ohio Base Rate Case Q1 2018

22 Vectren | IR Presentation | February 2017

Utility Regulatory Update

Constructive Regulatory and Legislative Environments in Indiana & Ohio Support Required Capital Investment

Indiana Gas Utilities

- Initial 7-year ('14-'20) gas infrastructure plan approved Aug. '14
- Jan. '17: Commission issued 5th semi-annual order – no issues
  - $950M approved[1]

Ohio Gas Utility

- Commission approved 5-yr. extension ('13-'17, ~$200M) of distribution replacement rider (DRR) in Feb. '14
- Annual DRR update for costs incurred in 2015 filed in May '16 and approved in Aug. '16

Indiana Electric Utility

- 7-year ('17-23) electric grid modernization plan filed with Commission on Feb. 22, 2017
  - >$500M of CapEx
- Commission granted approval for ~$70M of MATS- and NOV-related equipment, incl. Feb. '17 approval[2] of NOV equip.
- 2016-17 energy efficiency programs approved, incl. lost margin recovery limited to ~4 years; appealed limitation

(1) ~$65M utility service laterals project was not approved for 7-yr plan recovery in 4th semi-annual filing, but was pre-approved for rate base treatment in next gas rate case; VVC appealed, related to ability to "update" the plan - outcome expected in 2017

(2) Received a notice of violation (NOV) from the EPA in Nov. 2011 pertaining to A.B. Brown power plant; Commission approval for ~$40M granted in June 2016; Appeal filed by interveners in July 2016; In Feb. 2017, the Commission's order was upheld by the IN Court of Appeals.

23 Vectren | IR Presentation | February 2017

Favorable Utility Environments 24 Vectren |IR Presentation | February 2017 Constructive Regulatory and Legislative Environments in Indiana & Ohio Support Required Capital Investment Electric IN-South IN-North Ohio IN-South Infrastructure Investment Recovery (1)     Recovery of Federal Mandates Under SB 251    Infrastructure Environmental CapEx Recovery Under SB 29  Non-DRR CapEx Deferral Under House Bill 95  Decoupling or Lost Margin Recovery    Margin Straight Fixed Variable Rate Design  Normal Temperature Adjustment   Gas Cost and Fuel Cost Recovery     Unaccounted for Gas    Costs Bad Debt Expense    DSM/Energy Efficiency/MISO Transmission Costs    DRR: Distribution Replacement Rider DSM: Demand Side Management (1) Under SB 560 in Indiana; Under DRR in Ohio Gas

25 Vectren |IR Presentation | February 2017 Nonutility Infrastructure Services (VISCO) Performance Contracting Sustainable Infrastructure Projects Energy Services (VESCO) Distribution Pipeline Construction Transmission Pipeline Construction Nonutility Results & 2017 Outlook

VISCO 2016 Results and Outlook  Distribution’s record 2016 earnings driven by record # of deployed resources  Very profitable, but down year in 2016 for Transmission; 2nd half 2016 favorably impacted by more projects, including a large project Backlog up to $725 million at 12/31/16 as Transmission wins large project • Awarded ~150-mile, ~$150M Ohio pipeline project to be completed in 2017 • Distribution growth tied to gas utilities’ infrastructure programs $535 $625 $665 $635 $725 $450 $500 $550 $600 $650 $700 $750 Q4 '13 Q4 '14 Q4 '15 Q3 '16 Q4 '16 In millions VISCO Backlog Continued Distribution Growth and Large Transmission Project to Drive Improvement in 2017 Vectren |IR Presentation | February 2017 26 2,500 3,000 3,500 4,000 4,500 2012 2013 2014 2015 2016 2017E VISCO Employee Count (at peak)

VISCO Sector Outlook Distribution construction activity continues to accelerate driven by gas utility pipe replacement programs Transmission construction should begin recovery in 2018; approval of several large proposed pipeline projects could accelerate sector recovery • Significant amount of announced pipeline projects totaling approximately 12,000 miles with estimated completion dates thru ~2020 VISCO gross margin decline primarily reflects slowed transmission construction activity; recovery expected as activity picks up Construction Queue Supports Improving Sector Outlook Vectren |IR Presentation | February 2017 27 $421 $664 $784 $779 $843 $813 $945 5% 10% 15% 20% 25% 30% $- $200 $400 $600 $800 $1,000 $1,200 2011 2012 2013 2014 2015 2016 2017E Gross Margin % Gross Revenue – (millions) Revenue/GM Trend

VESCO 2016 Results and Outlook  Strong results across most markets & geographic regions and favorable mix of projects drove margin of 24% and record 2016 revenues of $260M  179D earnings were $5.5M in 2016; Net of related expenses, the EPS impact to Vectren was ~$0.05 per share in 2016; Tax law ended in 2016 Revenue expected to grow to ~$300M in 2017 and margins expected to return to more typical levels at ~21%; large Coronado project begins this yr. Vectren |IR Presentation | February 2017 28 $82 $77 $72 $144 $226 $234 $250 $- $50 $100 $150 $200 $250 $300 2011 2012 2013 2014 2015 2016 2017E In millions VESCO Ending Backlog VESCO Poised for Significant Revenue Growth Again in 2017 Sales funnel of ~$345M

Key VESCO Projects

Demonstrates Success/Strength Across All Sectors




BRADLEY COUNTY SCHOOLS



Naval Base Coronado
(Federal)

- $70M Energy Savings Performance Contract (ESPC) Project
- Additional 23-year Operations and Maintenance contract for $64M
- Project scope includes base-wide steam decentralization and compressed air distribution system upgrades

Bradley Co. (TN) Schools
(Public)

- $16M project includes comprehensive energy and infrastructure improvements at 18 schools plus the Central Office and Central Annex
- Signifies overall resurgence of K-12 market in the southeast totaling five contracts worth $34M with several more in the sales funnel

Town of Niskayuna, NY
(Sustainable Infrastructure)

- 2nd project in New York
- First of several planned projects for infrastructure improvements at wastewater treatment plant
- $9M project includes new influent weather improvements for 300,000 gallon storm water storage tank and associated infrastructure
- Improvements will help protect Mohawk River

29 Vectren |IR Presentation | February 2017

Closing Remarks

Top Decile for Dividend Increases 31 Vectren |IR Presentation | February 2017 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 2014 - 2016 CAGR: 5.3% 2000 - 2013 CAGR: 2.9% Annualized dividend increased 5% to $1.68 per share in Nov. 2016 57 Consecutive Years of Dividend Increases

Proven Track Record of Achieving Targets Achievements over the past 5 years…  VVC EPS CAGR of 8% while maintaining financial discipline - earned ROE >peers • Utility has earned overall allowed ROE for five straight years  Extended record of growing dividends to 57 consecutive years • Accelerated dividend growth – 5.3% average annualized increase last 3 years  Maintained strong balance sheet; S&P steady at A-, Moody’s up one notch to A2 (’14)  Reduced nonutility risk by exiting volatile commodity-based businesses (‘11-’14) $1.73 $1.94 $2.12 $2.28 $2.39 $2.55 9.8% 10.6% 11.3% 11.9% 12.0% 12.3% 2011 2012 2013* 2014* 2015 2016 * Excludes ProLiance in 2013 & Coal Mining in 2014 - years of disposition Vectren EPS and Earned ROE 5 Year EPS CAGR of 8% 5-Yr Total Return Comparison As of 12/31/16 5-Year Total Shareholder Return of 110% Vectren |IR Presentation | February 2017 32 VVC 5 Year CAGR of 16% 110% 102% 98% 71% 64% Vectren VVC Peers S&P 500 Dow Utilities S&P 500 Utilities

Vectren’s Long-Term Outlook Improves Again Vectren |IR Presentation | February 2017 33 Raising EPS and Dividend Growth Targets to 6-8% to Reflect Long-Term Utility Capital Investment Plan Long-Term Targets New Previous Consolidated EPS growth 6-8% 5-7% Dividend growth 6-8% 5-7% Consolidated payout ratio 60-65% 60% Utility EPS growth 5-7% 4-6% Note: Long-term EPS growth of approx. $0.06-0.10/yr. for Nonutility $1.73 $2.55 $2.60 $1.70 $2.20 $2.70 $3.20 $3.70 2011 2016 2017E Future EPS VVC Actual and Expected EPS Growth Long-Term EPS CAGR: 6-8% 2011-2026 CAGR: 6-8% 2011-2017E CAGR: 7%

Appendix

2017E Guidance 2016 $ in millions Midpoint Actual Margin 957$ 928$ O & M - Non-Pass thru 280 278 O & M - Pass thru 62 56 Depreciation 233 219 Other Taxes 64 58 Interest 74 70 Other Income 30 26 Income Taxes 98 99 Net Income 176$ 174$ Utility Long-term customer growth expectations of: Gas, 0.5-1.0%; Electric, 0.5% Continue to control costs through continuous improvement efforts  Targeting long-term CAGR of <1% for non-pass-thru O&M  Some annual variability, including planned electric generation maintenance and performance-based compensation Vectren |IR Presentation | February 2017 35 Appendix Metrics

2017E Guidance $ in millions Midpoint 2016 2015 2016 2015 Gross Revenue 945$ 813.3$ 843.3$ 247.7$ 200.9$ Gross Margin % 14.0% 14.0% 14.5% 17.0% 16.0% EBITDA (1) 115$ 93.6$ 109.2$ 36.5$ 30.7$ Depreciation & Amortization (2) 40$ 38.2$ 44.5$ 9.7$ 11.8$ Earnings From Operations (1) 75$ 56.2$ 67.7$ 27.4$ 19.7$ Interest 12$ 12.5$ 15.3$ 3.0$ 3.9$ Net Income (1) 35$ 25.0$ 29.7$ 15.1$ 10.1$ Earnings Per Share (1) 0.42$ 0.30$ 0.36$ 0.18$ 0.12$ Ending Backlog 725$ 665$ 725$ 665$ Footnotes: depreciation study; no net income impact due to utilization of lower costs in bids Ended Dec 31 12 Months 3 Months Ended Dec 31 1) After allocations 2) Lower D&A in 2016 due to adjustments of depreciable lives in accordance with updated Infrastructure Services (VISCO) Metrics 36 Appendix Vectren |IR Presentation | February 2017

Infrastructure Services (VISCO) General Description of Types of Customer Contracts for Infrastructure Services  Infrastructure Services operates primarily under two types of contracts – blanket contracts and bid contracts. Blanket contracts are ones which a customer is not committed to specific volumes of services, but where we have been or expect to be chosen to perform work needed by a customer in a given time frame (typically awarded on a yearly basis). Bid contracts are ones which a customer will commit to a specific service to be performed for a specific price, whether in total for a project or on a per unit basis (e.g., per dig or per foot). General Description of Backlog for Infrastructure Services  For blanket work, backlog represents an estimate of the amount of gross revenue that we expect to realize from work to be performed in the next 12 months on existing contracts or contracts we reasonably expect to be renewed or awarded based upon recent history or discussions with customers.  For bid work, backlog represents the value remaining on contracts awarded or that we reasonably expect to be awarded, but are not yet completed.  While there is a reasonable basis to estimate backlog, there can be no assurance as to our customers’ eventual demand for our services each year or, therefore, the accuracy of our estimate of backlog. Backlog for Infrastructure Services estimated as follows:  For blanket work, estimated backlog as of 12/31/16 is $435 million. The estimate of the amount of gross revenue that we expect to realize from work to be performed in the next 12 months is multiplied by 80% to factor in such unknowns as weather and potential budgetary restrictions of customers.  For bid work, estimated backlog as of 12/31/16 is $290 million compared to $190 million at 12/31/15.  Total estimated backlog as of 12/31/16: $725 million compared to $635 million at 9/30/16 and $665 million at 12/31/15 Estimated Backlog Appendix 37 Vectren |IR Presentation | February 2017

Energy Services (VESCO) 38 Metrics Vectren |IR Presentation | February 2017 Appendix 2017E Guidance $ in millions Midpoint 2016 2015 2016 2015 Revenue 300$ 260.0$ 199.9$ 68.2$ 65.9$ Gross Margin as % of Revenue 21% 24% 22% 25% 22% EBITDA (1) 13$ 13.3$ 3.5$ 1.3$ 1.8$ Interest 2$ 1.8$ 1.2$ 0.4$ 0.3$ 179D Tax Deductions (2) -$ 5.5$ 6.1$ 2.9$ 6.1$ Net Income / (Loss) (1) 7$ 12.5$ 7.3$ 3.8$ 7.7$ Earnings Per Share (1) 0.09$ 0.15$ 0.09$ 0.05$ 0.09$ Ending Backlog (3) 250$ 234$ 226$ 234$ 226$ New Contracts (3) 290$ 239$ 258$ 113$ 107$ Footnotes: 3) Represents signed construction contracts; does not include multi-year O&M agreements. 1) After allocations 2) Net income impact to VESCO, net of related expenses; EPS impact to Vectren of approx. $0.05 per share in 2016 and $0.05 per share in 2015, net of related expenses. 179D tax law expired in 2016. 3 Months Ended Dec 31 12 Months Ended Dec 31

A.B. Brown 1 A.B. Brown 2 F.B. Culley 2 F.B. Culley 3 Warrick 4* Year of Installation 1979 1986 1966 1973 1970 MW 245 245 90 270 150 10-Yr Net Capacity Factor 60.7% 62.6% 38.4% 66.1% 69.2% 2015 Avg. Heat Rate (BTU/kWh) 11,174 10,881 15,582 10,592 10,918 Pollution Controls SO2 Flue gas desulphurization Flue gas desulphurization Flue gas desulphurization Flue gas desulphurization Flue gas desulphurization NOx Selective catalytic reduction Selective catalytic reduction Low NOx Burner Selective catalytic reduction Selective catalytic reduction Particulate Matter Fabric Filter Electrostatic precipitator Electrostatic precipitator Fabric Filter Electrostatic precipitator MATS Injection Injection Injection Injection Injection SO3 Injection Injection N/A Injection Injection Coal-Fired Generation 39 Appendix * 50% ownership of 300 MW with Alcoa Vectren |IR Presentation | February 2017 Current Portfolio

Integrated Resource Plan (IRP)* Preferred Portfolio Overview Vectren |IR Presentation | February 2017 40 * Preferred Plan is currently under review by the IN Commission; also, dialogue is ongoing with Alcoa relative to plans for the Warrick 4 unit Appendix 2015 Portfolio Resource Mix (MWhs) Energy Efficiency, Renewables, Other 10% Coal Base Load 90% 2026 Portfolio Resource Mix (MWhs) Energy Efficiency, Renewables, Other 15% Coal Base Load 30% Natural Gas 55%

Use of Non-GAAP Performance Measures and Per Share Measures 41 Appendix Vectren |IR Presentation | February 2017 Contribution to Vectren's Basic EPS Per share earnings contributions of the Utility Group, Nonutility Group, and Corporate and Other are presented and are non-GAAP measures. Such per share amounts are based on the earnings contribution of each group included in the Company’s consolidated results divided by the Company’s basic average shares outstanding during the period. The earnings per share of the groups do not represent a direct legal interest in the assets and liabilities allocated to the groups; instead they represent a direct equity interest in the Company's assets and liabilities as a whole. These non-GAAP measures are used by management to evaluate the performance of individual businesses. In addition, other items giving rise to period over period variances, such as weather, may be presented on an after tax and per share basis. These amounts are calculated at a statutory tax rate divided by the Company’s basic average shares outstanding during the period. Accordingly, management believes these measures are useful to investors in understanding each business’ contribution to consolidated earnings per share and in analyzing consolidated period to period changes and the potential for earnings per share contributions in future periods. Per share amounts of the Utility Group and the Nonutility Group are reconciled to the GAAP financial measure of basic EPS by combining the two. Any resulting differences are attributable to results from Corporate and Other operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP.